                                                                    EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of December 1, 1999

                                 by and among

                                 EQUINIX, INC.

                                      and

                           SALOMON SMITH BARNEY INC.
                       MORGAN STANLEY & CO. INCORPORATED
                             GOLDMAN, SACHS & CO.
                             as Initial Purchasers

     $200,000,000 Aggregate Principal Amount of 13% Senior Notes due 2007

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.    Definitions...........................................................   1
2.    Exchange Offer........................................................   4
3.    Shelf Registration Statement..........................................   6
4.    Liquidated Damages....................................................   7
5.    Registration Procedures...............................................   7
6.    Registration Expenses.................................................  14
7.    Indemnification.......................................................  15
8.    Rules 144 and 144A....................................................  18
9.    Underwritten Registrations............................................  18
10.   Miscellaneous.........................................................  18
        (a)  Remedies.......................................................  18
        (b)  No Inconsistent Agreements.....................................  19
        (c)  Adjustments Affecting Transfer Restricted Notes................  19
        (d)  Amendments and Waivers.........................................  19
        (e)  Notices........................................................  19
        (f)  Successors and Assigns.........................................  20
        (g)  Counterparts...................................................  20
        (h)  Headings.......................................................  20
        (i)  Governing Law..................................................  20
        (j)  Severability...................................................  21
        (k)  Notes Held by the Company or Its Affiliates....................  21
        (l)  Third Party Beneficiaries......................................  21
        (m)  Entire Agreement...............................................  21

                         REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is made and
                                                   ---------
entered into as of December 1, 1999, by and among Equinix, Inc., a Delaware corporation (the "Company"), and Salomon Smith Barney Inc., Morgan Stanley & Co.
                  -------
Incorporated and Goldman, Sachs & Co. (the "Initial Purchasers").
                                            ------------------

          This Agreement is entered into in connection with the Purchase Agreement, dated November 24, 1999, by and among the Company and the Initial Purchasers (the "Purchase Agreement") relating to the sale by the Company to the
                 ------------------
Initial Purchasers of Units (the "Units") consisting of $200,000,000 aggregate
                                  -----
principal amount of the Company's 13% Senior Notes due 2007 (the "Notes") and
                                                                  -----
Warrants to purchase 2,251,000 shares of the Company's Common Stock. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the holders of Transfer Restricted Notes (as defined), including, without limitation, the Initial Purchasers. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Units under the Purchase Agreement.

          The parties hereby agree as follows:

1.   Definitions
     -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Advice:  see the last paragraph of Section 5.
          ------

          Agreement:  see the first introductory paragraph to this Agreement.
          ---------

          Applicable Period:  see Section 2(b).
          -----------------

          Business Day:  means a day that is not a Saturday, a Sunday or a day
          ------------
on which banking institutions are required to be closed in New York, New York.

          Company:  see the first introductory paragraph to this Agreement.
          -------

          Effectiveness Period:  see Section 3(a).
          --------------------

          Event Date:  see Section 4(b).
          ----------

          Exchange Act:  means the Securities Exchange Act of 1934, as amended,
          ------------
and successor statue or statues thereto.

          Exchange Notes:  means senior debt securities of the Company with
          --------------
substantially identical terms to the Notes (except that such debt securities will not contain terms with respect to additional interest or transfer restrictions under the Securities Act) to be exchanged for the Notes in the Exchange Offer.

          Exchange Offer:  means the offer to exchange the Exchange Notes for
          --------------
the Notes.

          Exchange Offer Registration Statement:  see Section 2(a).
          -------------------------------------

          Holder: means any registered holder of Transfer Restricted Notes.
          ------

          Indemnified Person: see Section 7(c).
          ------------------

          Indemnifying Person: see Section 7(c).
          -------------------

          Indenture: means the Indenture, dated as of December 1, 1999, by and
          ---------
between the Company and State Street Bank and Trust Company of California, N.A., as trustee, pursuant to which the Notes, Exchange Notes and any Private Exchange Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          Initial Purchasers: see the first introductory paragraph to this
          ------------------
Agreement.

          Inspectors: see Section 5(o).
          ----------

          Issue Date: means December 1, 1999, the original issue date of the
          ----------
Notes.

          Interest Payment Date: has the meaning specified in the Indenture.
          ---------------------

          Liquidated Damages: see Section 4(a).
          ------------------

          NASD: means the National Association of Securities Dealers, Inc.
          ----

          Notes: see the second introductory paragraph to this Agreement.
          -----

          Participant: see Section 7(a).
          -----------

          Participating Broker-Dealer: see Section 2(b).
          ---------------------------

          Person: means an individual, trustee, corporation, partnership,
          ------
limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          Private Exchange: see Section 2(b).
          ----------------

          Private Exchange Notes: see Section 2(b).
          ----------------------

          Prospectus: means the prospectus included in any Registration
          ----------
Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement: see the second introductory paragraph to this
          ------------------
Agreement.

          Records: see Section 5(o).
          -------

          Registration Default: see Section 4(a).
          --------------------

          Registration Statement: means any registration statement of the
          ----------------------
Company, including, but not limited to, the Exchange Offer Registration Statement or Shelf Registration Statement, that covers any of the Transfer Restricted Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144: means Rule 144 under the Securities Act, as such Rule may
          --------
be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A: means Rule 144A under the Securities Act, as such Rule may
          ---------
be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415: means Rule 415 under the Securities Act, as such Rule may
          --------
be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC: means the United States Securities and Exchange Commission.
          ---

          Securities Act: means the United States Securities Act of 1933, as
          --------------
amended.

          Shelf Filing Event: see Section 3(a).
          ------------------

          Shelf Registration Statement: see Section 3(a).
          ----------------------------

          TIA: means the Trust Indenture Act of 1939, as amended.
          ---

          Transfer Restricted Notes: means each outstanding Note until (i) the
          -------------------------
date on which such Note has been exchanged by a Person other than a broker-dealer for an Exchange Note in the Exchange Offer, (ii) following the exchange by a broker-dealer in the Exchange Offer of a Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Note is distributed to the public pursuant to Rule 144 under the Securities Act or (v) the date on which such Note is eligible for resale pursuant to Rule 144 without volume restriction.

          Trustee: means the trustee under the Indenture and the trustee under
          -------
any separate indenture governing the Exchange Notes.

          Underwritten registration or underwritten offering:  means a
          --------------------------------------------------
registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.   Exchange Offer
     --------------

          (a) The Company agrees, for the benefit of the Holders, that it will, at its cost, (i) within 90 calendar days after the Issue Date, use its reasonable best efforts to file a Registration Statement (the "Exchange Offer
                                                               --------------
Registration Statement") with the SEC with respect to a registered offer to
----------------------
exchange the Exchange Notes for the Notes, (ii) within 210 calendar days after the Issue Date, use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act and
(iii) within 30 calendar days of the Exchange Offer Registration Statement being declared effective, use its reasonable best efforts to offer the Exchange Notes in exchange for surrender of the Notes unless the Exchange Offer would not be permitted by applicable law or SEC policy. The Company will keep the Exchange Offer open for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. For each Note surrendered to the Company pursuant to the Exchange Offer, the Holder of such Note will receive an Exchange Note having a principal amount equal to that of the surrendered Note. Interest on the Exchange Notes will accrue from the last Interest Payment Date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on such Notes, from the Issue Date.

          (b) (b) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether
                                        ---------------------------
such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also allow, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Participating Broker-Dealers and other Persons, if any, with similar prospectus delivery requirements for a period of 180 calendar days following the consummation of the Exchange Offer, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes.

          The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein for the lesser of (x) 180 calendar days following consummation of the Exchange Offer or (y) such period of time as may be necessary in order to permit such Prospectus to be lawfully delivered by Participating Broker-Dealers subject to the prospectus delivery requirements of the

Securities Act and other Persons, if any, with similar prospectus delivery requirements in connection with offers and sales of the Exchange Notes; provided that such period shall not exceed 180 calendar days following the consummation of the Exchange Offer (the "Applicable Period").
                            -----------------

          If, upon consummation of the Exchange Offer, any Initial Purchaser holds any Notes acquired by it and having the status of an unsold allotment in the initial distribution and determines upon advice of its outside counsel that it is not eligible to participate in the Exchange Offer, the Company upon the request of any such Initial Purchaser and receipt of an opinion of outside counsel for such Initial Purchaser, reasonably satisfactory in form and substance to the Company and its counsel, to the effect that the Private Exchange (as defined below) does not require compliance with the registration requirements of the Securities Act, shall, as soon as practicable following delivery of such request and opinion, issue and deliver to such Initial Purchaser, in exchange (the "Private Exchange") for the Notes held by such
                             ----------------
Initial Purchaser, a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Notes except for the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the United States and that are issued pursuant to the same indenture as the Exchange Notes (the "Private Exchange
                                                           ----------------
Notes").  The Company shall cause the CUSIP Bureau to issue the same CUSIP
-----
number for the Private Exchange Notes as for the Exchange Notes. Interest on the Private Exchange Notes will accrue from the last Interest Payment Date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

          In connection with the Exchange Offer, the Company shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate thereof; and

          (3) permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Company shall:

          (1) accept for exchange all Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

          (3) cause the Trustee to authenticate and deliver promptly to each Holder tendering such Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

          The Exchange Notes and the Private Exchange Notes may be issued under
(i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that the Exchange Notes, the Private Exchange Notes and the Notes, if any, will vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes, if any, will have the right to vote or consent as a separate class on any matter.

3.   Shelf Registration Statement
     ----------------------------

          (a) In the event that (i) changes in law or in currently applicable interpretations of the Staff of the SEC do not permit the Company to effect such an Exchange Offer, (ii) the Exchange Offer Registration Statement is not declared effective within 210 calendar days of the Issue Date, (iii) any Holder notifies the Company on or by the 20th Business Day following consummation of the Exchange Offer that (a) it is prohibited by law or SEC policy from participating in the Exchange Offer, (b) it may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales or (c) it is a broker-dealer and owns Notes acquired directly from the Company or an affiliate of the Company (each such event referred to in clauses (i), (ii) and (iii), a "Shelf Filing Event"), the Company will, at its cost, (a) use its reasonable
 ------------------
best efforts to file with the SEC a shelf registration statement (the "Shelf
                                                                       -----
Registration Statement") covering resales of the Notes, on or prior to the later
----------------------
of (x) 30 days after the Shelf Filing Event or (y) 120 days after the Issue Date, (b) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC on or prior to the 90th day after such obligation arises and (c) use its reasonable best efforts to keep continuously effective the Shelf Registration Statement until two years after the Issue Date or such shorter period that will terminate when all the Notes covered by such Shelf Registration Statement have been sold pursuant thereto (the "Effectiveness Period"). The Company will, in the event the Shelf
      --------------------
Registration Statement is filed, provide to each Holder copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration Statement for the Notes has become effective and take such other actions as are reasonably required to permit unrestricted resales of the Notes. Holders will be required to deliver information to be used in connection with the Shelf Registration Statement in order to have their Transfer Restricted Notes included in the Shelf Registration Statement. The Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of such Transfer Restricted Notes for resale by Holders in the manner or manners designated by them and set forth in such Shelf Registration Statement (including, without limitation, one or more underwritten offerings). The Company shall not permit and shall not be required to permit any securities other than the Transfer Restricted Notes to be included in any Shelf Registration Statement.

          (b)  Supplements and Amendments. The Company shall promptly supplement
               --------------------------
and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act or if reasonably requested by the Holders of a majority in aggregate principal amount of the Notes covered by such Shelf Registration Statement or by any underwriter of such

Notes, in each case, with the Company's consent, which consent shall not be unreasonably withheld or delayed.

4.   Liquidated Damages
     ------------------

          (a) The Company and the Initial Purchasers agree that the Holders of Transfer Restricted Notes will suffer damages if the Company fails to fulfill its obligations under Section 2 or Section 3 hereof, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, in the event that (i) neither the Exchange Offer Registration Statement nor Shelf Registration Statement is filed with the SEC on or prior to the date specified herein for such filing, (ii) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective on or prior to the date specified for such effectiveness, (iii) the Exchange Offer is not consummated within 30 days of the Exchange Offer Registration Statement being declared effective or (iv) the SEC shall have issued a stop order suspending the effectiveness of the Exchange Offer Registration Statement or any Shelf Registration Statement with respect to the Notes at a time when such Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be, is required to be kept effective by the Company (each such event described in clauses (i) through (iv) above, a "Registration Default"), then the Company
                                      --------------------
agrees to pay, or cause to be paid, as liquidated damages and not as a penalty to each Holder of Transfer Restricted Notes affected by such Registration Default, additional interest ("Liquidated Damages"). During the time that
                               ------------------
Liquidated Damages are accruing continuously, the rate of such Liquidated Damages shall be .50% per annum during the first 90-day period and shall increase by .50% per annum for each subsequent 90-day period, but in no event shall such rate exceed 1.50% per annum in the aggregate regardless of the number of Registration Defaults. If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the rate of Liquidated Damages for such subsequent Registration Default shall initially be .50% regardless of the Liquidated Damages rate in effect with respect to any prior Registration Default at the time of the cure of such Registration Default.

          (b) The Company shall notify the Trustee under the Indenture immediately upon the happening of an event in respect of which Liquidated Damages are required to be paid (an "Event Date"). The Company shall pay the
                                     ----------
Liquidated Damages due on the Transfer Restricted Notes by depositing with the Trustee (which shall not be the Company for these purposes), in trust, for the benefit of the Holders thereof, at least one day prior to the next Interest Payment Date, sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable in cash on each Interest Payment Date. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the applicable Event Date (but excluding the date on which the applicable Registration Statement is filed or declared effective) to the date the Exchange Offer is consummated, or the applicable Registration Statement is again declared effective or made usable.

5.   Registration Procedures
     -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Company shall effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

          (a) Use its reasonable best efforts to prepare and file with or confidentially submit to the SEC a Registration Statement or Registration Statements as prescribed by Section 2 or 3, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period and has advised the Company that it is a Participating Broker-Dealer, before filing such Registration Statement or any related Prospectus or any amendments or supplements thereto, the Company shall, if requested, furnish to and afford the Holders of the Transfer Restricted Notes to be registered pursuant to such Shelf Registration Statement or each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement and their counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes covered by such Registration Statement, including any such Participating Broker-Dealer, shall reasonably object.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as applicable, subject to the right of the Company to allow such effectiveness to lapse for valid business reasons for a period or periods not in excess of 45 days within any 180 consecutive day period; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period or Applicable Period, as the case may be, if it voluntarily takes any action that would result in selling Holders of the Transfer Restricted Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Transfer Restricted Notes or such Exchange Notes during that period unless such action is required by applicable law, rule or regulation or unless the Company complies with this Agreement, including, without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

          (c)  If (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period from whom the Company has received written notice that it will be a Participating Broker-Dealer, notify the selling Holders of Transfer Restricted Notes, and each such Participating Broker-Dealer and its counsel promptly (but in any event within two Business Days), and if requested by such Holders or Participating Broker Dealers, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Transfer Restricted Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible date.

          (e) If a Shelf Registration Statement is filed pursuant to Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes being sold in connection with an underwritten offering, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment.

          (f) If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Transfer Restricted Notes and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer, deliver to each selling Holder of Transfer Restricted Notes or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Notes and each Participating Broker-Dealer, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Notes covered by such Prospectus and any amendment or supplement thereto for a period equal to the Effectiveness Period or the Applicable Period, as applicable.

          (h) Prior to any public offering of Transfer Restricted Notes, use its reasonable best efforts to register or qualify, and cooperate with the selling Holders of Transfer Restricted Notes and prior to any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to cooperate with each such Participating Broker-Dealer, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Notes or Exchange Notes, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any such selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request in writing; provided that where Transfer Restricted Notes are offered pursuant to an underwritten offering, counsel to the underwriters shall, at the cost and expense of the Company, perform the Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); cooperate with such selling Holders and any such Participating Broker-Dealer to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period or the Applicable Period with respect to such Registration Statement and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes by such Participating Broker-Dealers or the Transfer Restricted Notes covered by the applicable Registration Statement; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration Statement is filed pursuant to Section 3, cooperate with the selling Holders of Transfer Restricted Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Transfer Restricted Notes to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders, by the second day prior to the delivery of the Transfer Restricted Notes or Exchange Notes to be sold may reasonably request in writing.

          (j) Use its reasonable best efforts to cause the Transfer Restricted Notes covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Notes, in which case the Company will cooperate in all respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(iv) or 5(c)(v) hereof, as promptly as practicable prepare and (subject to Section 5(a) hereof) file with the SEC, at the Company's sole expense, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Use its reasonable best efforts to cause the Transfer Restricted Notes covered by a Registration Statement to be rated with no more than three appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Transfer Restricted Notes covered by such Registration Statement or the managing underwriter or underwriters, if any.

          (m) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Notes, (i) provide the Trustee with printed certificates for the Transfer Restricted Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Exchange Notes and the Private Exchange Notes, if applicable.

          (n) In connection with an underwritten offering of Transfer Restricted Notes pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Transfer Restricted Notes pursuant to the Shelf Registration Statement and, in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the opinion or opinions of counsel to the Company and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by underwriters; (iii) to the extent permitted by Statement of Auditing Standards No. 72, obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as reasonably requested by the managing underwriter or underwriters; and
(iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Notes covered by such Registration Statement, the managing underwriter or underwriters or agents and the Company) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at and dated as of the date of each closing under such underwriting agreement, or to such lesser extent required thereunder.

          (o) If (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Transfer Restricted Notes being sold, and each Participating Broker-Dealer, any underwriter participating in any such disposition of Transfer Restricted Notes, if any, not more than one attorney, accountant or other agent retained by all selling Holders, and any attorney, accountant or other agent retained by each Participating Broker-Dealer, as the case may be (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business
 ----------
hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as
                                                                   -------
shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors without the Company's prior consent unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (ii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iii) disclosure of such information is, in the opinion of counsel for any Inspector, necessary in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder. Each selling Holder of such Transfer Restricted Notes and each Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Inspector, each selling Holder of such Transfer Restricted Notes and each Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction pursuant to clauses (i) or (iii) of the previous sentence or otherwise, give notice to the Company and allow the Company to undertake appropriate action to obtain a protective order or otherwise prevent disclosure of the Records deemed confidential at its expense.

          (p) Provide an indenture trustee for the Transfer Restricted Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Transfer Restricted Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Transfer Restricted Notes, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (q) Upon consummation of the Exchange Offer or a Private Exchange, obtain one or more opinions of counsel to the Company, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or the Private Exchange Notes, as the case may be, and the related indenture constitute legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

          (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Notes by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Company shall mark, or cause to be marked, on such Notes that such Transfer Restricted Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall such Notes be marked as paid or otherwise satisfied solely as a result of their being exchanged for Exchange Notes or Private Exchange Notes.

          (s) Cooperate with each seller of Transfer Restricted Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Notes and their respective counsel in connection with any filings required to be made with the NASD.

          Each Holder of Notes who wishes to exchange such Notes for Exchange Notes in the Exchange Offer will be required to represent, among other things, that (i) any Exchange Notes to be received by it will be acquired in the ordinary course of its business, (ii) at the time of the commencement of the Exchange Offer it has no arrangement with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes and (iii) it is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company, or if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

          If the Holder is not a Participating Broker-Dealer, it will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes. If the Holder is a Participating Broker-Dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it will be required to acknowledge that it will deliver a Prospectus in connection with any resale of such Exchange Notes.

          The Company may require each seller of Transfer Restricted Notes as to which any Registration is being effected to make certain representations and to furnish to the Company such information regarding such seller and the distribution of such Transfer Restricted Notes as the Company may, from time to time, reasonably request. The Company may exclude from such Registration the Transfer Restricted Notes of any seller who fails to furnish such information within a reasonable time after receiving such request. Each Holder of Transfer Restricted Notes as to which any Shelf Registration Statement is effected is hereby deemed to agree to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

          Each Holder of Transfer Restricted Notes and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) it will forthwith discontinue disposition of such Transfer Restricted Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, and, in each case, dissemination of such Prospectus until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice")
                                                                      ------
by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

6.   Registration Expenses
     ---------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Exchange Offer or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of one counsel chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes in connection with Blue Sky qualifications of the Transfer Restricted Notes or Exchange Notes and determination of the eligibility of the Transfer Restricted Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Transfer Restricted Notes are located, in the case of the Exchange Notes, or (y) as provided in Section 5(h) hereof, in the case of Transfer Restricted Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Transfer Restricted Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes included in any Registration Statement or by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the Exchange Offer Registration Statement and any Shelf Registration Statement, (iv) fees and disbursements of counsel for the Company and fees and disbursements of one special counsel for the Initial Purchasers and the sellers of Transfer Restricted Notes, (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance),
(vi) rating agency fees, (vii) Securities Act liability insurance, if the Company desires such insurance, (viii) fees and expenses of all other Persons retained by the Company, (ix) the expense of any annual or special audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, (xi) the fees and disbursements of underwriters, if any, but only to the extent customarily paid by issuers or sellers of securities and excluding any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of the Transfer Restricted Notes and fees and disbursements of counsel, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

7.   Indemnification
     ---------------

          (a) The Company agrees to indemnify and hold harmless each Holder of Transfer Restricted Notes to be included in any Registration Statement and each Participating Broker-Dealer, the officers and directors of each such Person, and each Person, if any, who controls any such Person within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and
 -----------
liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Company in writing by or on behalf of such Participant expressly for use therein; provided, however, that the Company shall not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the Prospectus or any amendment or supplement thereto and the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding and any such loss, liability, claim, damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Transfer Restricted Notes or Exchange Notes which are the subject thereof from such Participant and it is established in the related proceeding that such Participant failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Transfer Restricted Notes or Exchange Notes sold to such Person unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(g) of this Agreement.

          (b) Each Participant will be required to agree, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Participant, but only with reference to information relating to such Participant furnished to the Company in writing by or on behalf of such Participant expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Transfer Restricted Notes or Exchange Notes giving rise to such obligations.

          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person against whom such indemnity may be sought (the "Indemnifying
                                                                  ------------
Person") in writing, and the Indemnifying Person, upon request of the
------
Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them. It is understood that, unless there is a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Transfer Restricted Notes sold by all such Participants and any such separate firm for the Company, its directors, officers and control Persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there is a final non-appealable judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of an Indemnified Person.

          (d) If the indemnification provided for in the preceding paragraphs of this Section 7 is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions (or alleged statements or omissions) that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Person on the one hand or by the Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate under the circumstances.

          (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Transfer Restricted Notes or Exchange Notes, as the case may be, exceeds the amount of any damages that such Participant has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.   Rules 144 and 144A
     ------------------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time it is not required to file such reports, it will, upon the request of any Holder of Transfer Restricted Notes, make available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act.

9.   Underwritten Registrations
     --------------------------

          If any of the Transfer Restricted Notes covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company. The Holders shall be responsible for all underwriting commissions and discounts.

          No Holder of Transfer Restricted Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.  Miscellaneous
     -------------

          (a) Remedies.  In the event of a breach by the Company of any of its
              --------
obligations under this Agreement, each Holder of Transfer Restricted Notes and each Participating Broker-Dealer holding Exchange Notes, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of an Initial Purchaser, in the Purchase Agreement, or granted by law, including recovery of damages (which damages with respect to a breach by the Company of its obligations under Sections 2 and 3 hereof shall be the payment of Liquidated Damages pursuant to Section 4 hereof), will be entitled to specific performance of its rights under this Agreement. The Company agrees that, except for such Liquidated Damages, monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Company has not entered, as of
              --------------------------
the date hereof, and shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Notes in this Agreement or otherwise conflicts with the provisions hereof. The Company has not entered and will not enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

          (c) Adjustments Affecting Transfer Restricted Notes.  The Company
              -----------------------------------------------
shall not, directly or indirectly, take any action with respect to the Transfer Restricted Notes as a class that would adversely affect the ability of the Holders of Transfer Restricted Notes to include such Transfer Restricted Notes in a registration undertaken pursuant to this Agreement.

          (d) Amendments and Waivers.  The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Transfer Restricted Notes and (B) in circumstances that would adversely affect Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes then held by all Participating Broker-Dealers; provided, however, that Section 7 and this Section 10(d) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Notes may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Notes being tendered or being sold by such Holders pursuant to such Registration Statement.

          (e) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

              (i) if to a Holder of Transfer Restricted Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture:

              (ii) if to the Company, at the address as follows:

                    Equinix, Inc.
                    901 Marshall Street
                    Redwood City, CA 94063
                    Facsimile:  (650) 298-0420
                    Attention:  Chief Executive Officer

                    with a copy to:

                    Gunderson Dettmer
                    155 Constitution Drive
                    Menlo Park, CA 94025
                    Facsimile:  (650) 321-2800
                    Attention:  Scott C. Dettmer

              (iii) if to the Initial Purchasers, as provided in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when delivery is confirmed by the sender's telecopier machine, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

          (f) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Transfer Restricted Notes.

          (g) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (j) Severability.  If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) Notes Held by the Company or Its Affiliates.  Whenever the consent
              -------------------------------------------
or approval of Holders of a specified percentage of Transfer Restricted Notes is required hereunder, Transfer Restricted Notes held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (l) Third Party Beneficiaries.  Holders of Transfer Restricted Notes
              -------------------------
and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (m) Entire Agreement.  This Agreement, together with the Purchase
              ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  EQUINIX, INC.


                                  By:   /s/ Jay S. Adelson
                                        ---------------------------
                                        Name:  Jay S. Adelson
                                        Title: Secretary

                                  SALOMON SMITH BARNEY INC.
                                  MORGAN STANLEY & CO. INCORPORATED
                                  GOLDMAN, SACHS & CO.

                                  By:  Salomon Smith Barney Inc.


                                  By:   /s/ W. Mark Barber
                                        ---------------------------
                                        Name:  W. Mark Barber
                                        Title: Vice President